Exhibit 10.30

OMNIBUS AMENDMENT TO SECURITIES PURCHASE AGREEMENTS

This Omnibus Amendment to Securities Purchase Agreements, dated as of February 17, 2023 (this “Amendment”), is entered into by and among GRI Bio, Inc., a Delaware corporation (the “PrivateCo”), Vallon Pharmaceuticals, Inc., a Delaware corporation (“PubCo”), and Altium Growth Funds, LP, a New York limited partnership (the “Buyer”) (each a “Party” and collectively, the “Parties”).

WHEREAS, reference is made to (i) that certain Securities Purchase Agreement, dated as of December 13, 2022 (the “Effective Date”), by and between the PrivateCo and the Buyer (the “Bridge SPA”), (ii) that certain Securities Purchase Agreement, dated as of the Effective Date, by and among the PrivateCo, the Buyer, and PubCo (the “Primary Financing SPA” and together with the Bridge SPA, the “SPAs”) and (iii) that certain Agreement and Plan of Merger, dated December 13, 2022, by and among Vallon Merger Sub, Inc. (“Merger Sub”), PrivateCo and PubCo (the “Merger Agreement”); and

WHEREAS, the Parties desire to amend the SPAs as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Amendments to the SPAs. Each of the SPAs is hereby amended and modified, effective as of the Effective Date, to replace the words “Evolution Venture Partners, LLC”, in each instance in which such words appear each of the SPAs, with the words “Ecoban Securities, LLC”.

2.Consent to Merger Agreement Amendment. Buyer hereby consents to PrivateCo, PubliCo and Merger Sub amending the Merger Agreement as set forth in the form of amendment to the Merger Agreement attached hereto as Exhibit A.

3.Effect of the Amendment. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties.

4.Miscellaneous. Article 9 of the Bridge SPA and Article 10 of the Primary Financing SPA shall apply to this Amendment mutatis mutandis and to each of the SPAs as modified by this Amendment, each taken together with this Amendment as a single agreement reflecting the terms as modified hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

GRI BIO, INC.
By: /s/ Marc Hertz Name: Marc Hertz Title: Chief Executive Officer
VALLON PHARMACEUTICALS, INC.
By: /s/ David Baker Name: David Baker Title: Chief Executive Officer
ALTIUM GROWTH FUND, LP
By: Altium Capital Management, LP
By: /s/ Mark Gottlieb Name: Mark Gottlieb Title: Authorized Signatory

EXHIBIT A

Amendment to
Agreement and Plan of Merger

[See Attached]